LOSS PER SHARE	12 Months Ended
Dec. 31, 2019
LOSS PER SHARE
LOSS PER SHARE

19.  LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per ordinary share for the years ended:

	Years ended December 31,
	2017	2018	2019

Net loss:
Loss from continuing operations	$(30,540)	$(88,938)	$(69,068)
Income (loss) from discontinued operations, net of taxes	1,845	(594)	—

Net loss	(28,695)	(89,532)	(69,068)
Net loss attributable to the noncontrolling interest	(76)	(317)	(22,952)

Net loss attributable to Kaixin Auto Holdings' shareholders	$(28,619)	$(89,215)	$(46,116)

Weighted average number of ordinary shares outstanding used in computing net loss per ordinary share - basic and diluted (2017 and 2018 shares retroactively adjusted for the reverse recapitalization on April 30, 2019)	24,984,300	24,984,300	33,146,593

Net (loss) income per share attributable to Kaixin Auto Holdings' shareholders - basic and diluted:
Loss per share from continuing operations	$(1.22)	$(3.56)
Income (loss) per share from discontinued operations	$0.07	$(0.02)

Net loss per share attributable to Kaixin Auto Holdings' shareholders - basic and diluted	$(1.15)	$(3.58)	$(1.39)

Securities that could potentially dilute basic net loss per share in the future that were not included in the computation of diluted net loss per share because to do so would have been antidilutive for the years ended December 31, 2017, 2018 and 2019 are as follows:

	Years ended December 31,
	2017	2018	2019
Share options	—	5,510,970	2,154,514
Restricted shares	—	—	1,446,111
Warrants	—	—	11,957,008
Unit options	—	—	1,440,000
Indemnity Shares	—	—	3,300,000

The 19.5 million Earnout Shares are considered contingently issuable shares and are also excluded from the computation of basic and diluted loss per share because the related performance and market conditions were not achieved as of December 31, 2019.